UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 8, 2026

THE CHEFS’ WAREHOUSE, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-35249	20-3031526
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

100 East Ridge Road

Ridgefield, Connecticut 06877

(Address of principal executive offices)

Registrant’s telephone number, including area code: (203) 894-1345

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01	CHEF	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

At the 2026 Annual Meeting of stockholders of The Chefs’ Warehouse, Inc. (the “Company”), held on May 8, 2026 (the “2026 Annual Meeting”), a total of 38,249,121 shares of common stock, representing 93.79% of the 40,777,629 shares of common stock outstanding and entitled to vote as of the record date for the 2026 Annual Meeting, were present or represented by proxies. The Company’s stockholders voted on three proposals at the 2026 Annual Meeting. The results of voting on the three proposals, including final voting tabulations, are set forth below.

1. The stockholders elected Steven F. Goldstone, Aylwin Lewis, Lester Owens, Christopher Pappas, John Pappas, Richard N. Peretz, Debra Walton-Ruskin and Wendy M. Weinstein to serve as directors to hold office until the annual meeting of stockholders to be held in 2027 and until their successors are duly elected and qualified. As previously disclosed in the Company’s Current Report on Form 8-K filed on April 24, 2026, Ivy Brown did not stand for reelection at the 2026 Annual Meeting, and her seat will remain vacant until such time as the Company’s Board of Directors (the “Board”) identifies a new director or reduces the size of the Board.

Nominee	For	Against	Abstain	Broker Non-Votes
Ivy Brown	9,866,446	3,880	26,954,789	1,424,006
Steven F. Goldstone	36,139,647	626,084	59,384	1,424,006
Aylwin Lewis	26,919,885	9,845,659	59,571	1,424,006
Lester Owens	36,641,961	123,244	59,910	1,424,006
Christopher Pappas	36,542,465	176,158	106,492	1,424,006
John Pappas	36,682,177	85,218	57,720	1,424,006
Richard N. Peretz	36,643,399	122,145	59,571	1,424,006
Debra Walton-Ruskin	36,641,911	123,331	59,873	1,424,006
Wendy M. Weinstein	36,343,733	328,030	153,352	1,424,006

2. The stockholders approved the ratification of the selection of BDO USA, P.C. as the Company’s independent registered public accounting firm for the fiscal year ending December 25, 2026.

For	Against	Abstentions	Broker Non-Votes
37,557,752	629,523	61,846	NA

3. The stockholders approved, on a non-binding, advisory basis, the compensation of the Company’s named executive officers, as described in the Company’s definitive proxy statement filed on Schedule 14A with the Securities and Exchange Commission on March 25, 2026.

For	Against	Abstentions	Broker Non-Votes
18,756,222	18,005,962	62,931	1,424,006

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE CHEFS’ WAREHOUSE, INC.

By:	/s/ Alexandros Aldous
Name:	Alexandros Aldous
Title:	General Counsel, Corporate Secretary, Chief Government Relations Officer & Chief Administrative Officer

Date: May 11, 2026